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                             NORTH AMERICAN FUNDS

                       Prospectus dated February 28, 1996

                         SUPPLEMENT FOR TEXAS RESIDENTS
                            dated February 28, 1996


Investors in Texas generally purchase shares through a broker-dealer registered in Texas such as Rauscher Pierce Refsnes, Inc.
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                             NORTH AMERICAN FUNDS

                      Prospectus dated February 28, 1996

                       SUPPLEMENT FOR MARYLAND RESIDENTS
                            DATED February 28, 1996

          The "Investment Portfolios" section begins on page 24 of the Prospectus and the "Risk Factors" section begins on page 39 of the Prospectus.

          Each of the Portfolios may enter into Hedging and Other Strategic Transactions (also referred to as derivative transactions) for hedging purposes only.

          Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the subadviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used.
Even derivatives used for hedging purposes may entail risk and may contribute to increasing the volatility of a Portfolio.

          Each Portfolio anticipates engaging in Hedging and Other Strategic Transactions (derivative transactions) to the extent described below:

          The International Small Cap, the Growth Equity, the International Growth and Income Fund, the Global Growth Fund, the Growth and Income Fund and the Strategic Income Fund expect that, under normal market conditions, a maximum of 100%, 100%, 25%, 20%, 25% and 100%, respectively, of each Portfolio's foreign currency exposure would be hedged back into the U.S. dollar through the use of forward foreign currency exchange contracts.

          The Investment Quality Bond Fund expects that, under normal market conditions, a maximum of 25% of the Portfolio's total assets will be exposed to the financial markets through the use of futures contracts and options on futures contracts.

          The Value Equity Fund and the Asset Allocation Fund expect that, under normal market conditions, a maximum of 25% of each Portfolio's total assets will be exposed to the financial markets through the use of futures contracts.

          The National Municipal Bond Fund and the Small/Mid Cap Fund do not presently anticipate that any of the strategies referred to under Hedging and Other Strategic Transaction will be used to a significant degree.

          The U.S. Government Securities Fund and the Money Market Fund are not currently authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."